KEYNOTE SERIES ACCOUNT

of

MONY LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Contract Owners of Keynote Series Account and

Board of Directors of MONY Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise Keynote Series Account of MONY Life Insurance Company (collectively, the Separate Account), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 7 for each of the years in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2018 were audited by other independent registered public accountants whose report dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of MONY Life Insurance Company’s separate accounts since 2019.

Birmingham, Alabama
April 29, 2021

Appendix A

Subaccounts

1290 VT Equity Income — Variable Payouts

1290 VT Equity Income — Non-Tax Qualified

1290 VT Equity Income — Tax Qualified

Keynote Series Account

of MONY Life Insurance Company

Statement of Assets and Liabilities

As of December 31, 2020

	IVA Variable Investment Option: 1290 VT Equity Income
	Tax Qualified	Non-Tax Qualified	Variable Payouts
Assets:
Investments in shares of the Portfolios, at fair value	$1,507,153	$947,124	$3,555
Receivable from MONY Life Insurance Company	117	74	11
Total assets	1,507,270	947,198	3,566

Liabilities:
Payable to MONY Life Insurance Company	211	74	3,555

Net Assets	$1,507,059	$947,124	$11

Net Assets:
Accumulation unit values	1,507,059	947,124	11
Total net assets	$1,507,059	$947,124	$11

Investments in shares of the Portfolios, at cost	$1,947,357	$1,274,106	$4,115

The accompanying notes are an integral part of these financial statements.

Keynote Series Account

of MONY Life Insurance Company

Statement of Operations

For the year ended December 31, 2020

	IVA Variable Investment Option: 1290 VT Equity Income
	Tax Qualified	Non-Tax Qualified	Variable Payouts
	1/1/2020	1/1/2020	1/1/2020
	to	to	to
	12/31/2020	12/31/2020	12/31/2020
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$27,754	$17,332	$65

Expenses:
Asset-based charges	13,996	8,861	—

Net Investment Income (Loss)	13,758	8,471	65

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	(61,343)	(53,588)	(5,523)
Capital gain distributions from the Portfolios	2,711	1,720	6
Net realized gain (loss) on investments	(58,632)	(51,868)	(5,517)

Net change in unrealized appreciation (depreciation) of investments	(62,671)	(33,631)	1,548
Net Realized and Unrealized Gain (Loss) on Investments	(121,303)	(85,499)	(3,969)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(107,545)	$(77,028)	$(3,904)

The accompanying notes are an integral part of these financial statements.

Keynote Series Account

of MONY Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2020

	IVA Variable Investment Option: 1290 VT Equity Income
	Tax Qualified	Non-Tax Qualified	Variable Payouts
	1/1/2020	1/1/2020	1/1/2020
	to	to	to
	12/31/2020	12/31/2020	12/31/2020
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$13,758	$8,471	$65
Net realized gain (loss) on investments	(58,632)	(51,868)	(5,517)
Net change in unrealized appreciation (depreciation) of investments	(62,671)	(33,631)	1,548

Net increase (decrease) in net assets resulting from operations	(107,545)	(77,028)	(3,904)

From Contract Owners Transactions:
Payments received from Contract Owners	5,721	—	205
Transfers between Variable Investment Options including guaranteed investment account, net	118	—	8,950
Transfers for contract benefits and terminations	(140,579)	(82,098)	(29,067)
Contract maintenance charges	—	—	—

Net increase (decrease) in net assets resulting from contractowners transactions	(134,740)	(82,098)	(19,912)

Net increase (decrease) in amount retained by MONY in Keynote Series Account	—	—	—

Net increase (Decrease) in Net Assets	(242,285)	(159,126)	(23,816)

Net Assets - Beginning of Year	1,749,344	1,106,250	23,827
Net Assets - End of Year	$1,507,059	$947,124	$11

The accompanying notes are an integral part of these financial statements.

Keynote Series Account

of MONY Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2019

	IVA Variable Investment Option: 1290 VT Equity Income
	Tax Qualified	Non-Tax Qualified	Variable Payouts
	1/1/2019	1/1/2019	1/1/2019
	to	to	to
	12/31/2019	12/31/2019	12/31/2019
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$21,352	$14,043	$520
Net realized gain (loss) on investments	(63,847)	3,519	(3,393)
Net change in unrealized appreciation (depreciation) of investments	393,485	191,541	5,863

Net increase (decrease) in net assets resulting from operations	350,990	209,103	2,990

From Contract Owners Transactions:
Payments received from Contract Owners	36,698	22	15,486
Transfers between Variable Investment Options including guaranteed investment account, net	(121)	—	—
Transfers for contract benefits and terminations	(266,032)	(19,748)	(11,008)
Contract maintenance charges	—	—	—

Net increase (decrease) in net assets resulting from contractowners transactions	(229,455)	(19,726)	4,478

Net increase (decrease) in amount retained by MONY in Keynote Series Account	—	—	—

Net increase (Decrease) in Net Assets	121,535	189,377	7,468

Net Assets - Beginning of Year	1,627,809	916,873	16,359
Net Assets - End of Year	$1,749,344	$1,106,250	$23,827

The accompanying notes are an integral part of these financial statements.

1. Organization

Keynote Series Account (“Keynote” or “Separate Account”) is a separate investment account established on December 16, 1987 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York. On July 8, 2004 AXA Financial, Inc. (“AXA Financial”) completed its acquisition of The MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY Life Insurance Company of America (“MONY America”)), upon which MONY became a wholly owned subsidiary of AXA Financial. On October 1, 2013, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“PLC”), acquired MONY, upon which MONY became a wholly owned subsidiary of Protective Life.  On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan.  Effective October 1, 2016, The Dai-ichi Life Insurance Company, Limited reorganized into a holding company structure and changed its name to Dai-ichi Life Holdings, Inc.

Keynote is organized and registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Keynote holds assets that are segregated from all of MONY’s other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees (“Group Plans”) and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes (“Individual Plans”). MONY is the legal owner of the assets in Keynote. This variable annuity report contains information related to Individual Plans only.

There are three Variable Investment Options in Keynote, IVA Variable Payouts, IVA Non-Tax Qualified and IVA Tax Qualified, two of which are available to Individual Plans. They all invest solely in subaccount 1290 VT Equity Income of EQ Advisors Trust (the “Trust”). The Trust is registered under the 1940 Act as an open-end, diversified, management investment company that sells shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trust has separate investment objectives. As used herein, the “Funds” or the “Trusts” refers to both the Trust and the Portfolios. These financial statements and notes are those of the Variable Investment Options of Keynote.

Under applicable insurance law, the assets and liabilities of Keynote are clearly identified and distinguished from those of MONY. The assets of Keynote are the property of MONY. However, the portion of Keynote’s assets attributable to the Individual Plans (“Accumulation Unit Value”) will not be charged with liabilities arising out of other business MONY may conduct.

The amount retained by MONY in Keynote arises primarily from (1) contributions from MONY, (2) mortality and expense charges, administrative charges accumulated in Keynote, and (3) that portion, determined ratably, of the Separate Account’s investment results applicable to those assets in the Separate Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY in the Separate Account may be transferred at any time by MONY to its General Account (“General Account”).

Each of the Variable Investment Options of Keynote bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trust.

In the normal course of business, MONY may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is not readily determinable as this would involve estimates of future claims that may be, but have not been, made against the Variable Investment Options of Keynote. Based on experience, management expects risk of material loss to be remote.

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to MONY Life Insurance Company’s business. As of December 31, 2020, COVID-19 related impacts to MONY Life Insurance Company, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will continue to monitor developments, and their impact on the fair value of the Portfolios in which the Variable Investments Options invest.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

The investments in shares of the Funds are valued at the reported net asset value per share of the Portfolio. The net asset value is determined by the Trust using the fair value of the underlying assets of the Portfolio less liabilities.

Receivable from / Payable to MONY Life Insurance Company:

Receivables and payables to MONY include receivables/payables for policy-related transactions and for Trust shares sold/purchased. Policy-related transactions represent amount due to/from MONY’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contract Owners. Receivable/payable for Trust shares represents unsettled trades.

Net Realized Gains and Losses:

Net realized gains and losses on investments include gains and losses on redemption of the Funds’ shares (determined for each product using the weighted average method) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions:

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the Portfolio.  Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Contract Payments and Transfers:

Payments received from Contract Owners represent Contract Owner contributions under the Individual Plans (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Transfers for contract benefits and terminations are payments to Contract Owners and beneficiaries made under the terms of the Group and Individual Plans, and amounts that Contract Owners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Individual Plans. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Individual Plans.

Federal Income Taxes:

The results of the operations of the Separate Account are included in the federal income tax return of MONY. Under the provisions of the contracts, MONY has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2020. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

3. Fair Value Disclosure

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. All assets are categorized as Level 1.  As there are no Level 2 or Level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of Level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in each Variable Investment Option of the Separate Account are classified as Level 1 in the fair value hierarchy for each of the financial statement periods presented herein and consist of open-ended mutual funds with readily determinable fair values. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4. Purchases and Sales of Investments and Units

The cost of purchases and proceeds from sales of Variable Investment Options for the year ended December 31, 2020 were as follows:

IVA Variable Investment Options:

1290 VT Equity Income	Purchases	Sales
Variable Payouts	$116	$16,414
Non-Tax Qualified	19,052	90,959
Tax Qualified	35,353	153,742

The units issued and redeemed for the years ended December 31, 2020 and 2019 were as follows:

IVA Variable Investment Options:

	-For the year ended December 31, 2020
1290 VT Equity Income	Issued	Redeemed	Net Change
Variable Payouts	10	796	(786)
Non-Tax Qualified	0	4,697	(4,697)
Tax Qualified	312	7,299	(6,987)

IVA Variable Investment Options:

	-For the year ended December 31, 2019
1290 VT Equity Income	Issued	Redeemed	Net Change
Variable Payouts	615	478	137
Non-Tax Qualified	1	962	(961)
Tax Qualified	1,741	13,123	(11,382)

5. Related Party Transactions

Contract Distribution and Principal Underwriter:

Investment Distributors, Inc. (“IDI”), a wholly owned subsidiary of Protective Life Corporation (parent of Protective), became the distributor and principal underwriter for the Variable Account on November 1, 2013.  IDI is registered with the SEC as a broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

6. Contract Owner Charges

Policy premiums received from MONY by Keynote represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and any premium taxes. Net policy premiums are included in “Payments received from Contract Owners” in the Statement of Changes in Net Assets.

The charge below is the current annual charge deducted from the net unit value of the Variable Investment Option. Higher charges may be permitted under the terms of the various policies.

Mortality & Expense Risk Charge:

The charge is deducted daily from the unit value of the Variable Investment Option, and ranges from a low of 0.00% to a high of 1.00% and is reflected as “Asset-based Charges” in the Statement of Operations.

7. Financial Highlights

Each Variable Investment Option has the same features and fee structure.  Total return ratios and unit values shown in the tables below, are the same for all Individual Plans.

The financial highlights at and for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 are presented below:

	At December 31, 2020			-For the year ended December 31, 2020
			Accumulation
IVA Variable Investment	Outstanding	Unit	Unit Value	Investment	Expense	Total
Option	Units	Value	(000’s)	Income Ratio *	Ratio **	Return ***
1290 VT Equity Income
Variable Payouts	0	$24.42	$11	0.54%	0.00%	-4.54%
Non-Tax Qualified	45,208	20.95	947	1.69%	1.00%	-5.49%
Tax Qualified	71,934	20.95	1,507	1.70%	1.00%	-5.49%

	At December 31, 2019			-For the year ended December 31, 2019
			Accumulation
IVA Variable Investment	Outstanding	Unit	Unit Value	Investment	Expense	Total
Option	Units	Value	(000’s)	Income Ratio *	Ratio **	Return ***
1290 VT Equity Income
Variable Payouts	931	$25.58	$24	2.59%	0.00%	24.21%
Non-Tax Qualified	49,905	22.17	1,106	2.40%	1.00%	22.98%
Tax Qualified	78,916	22.17	1,749	2.27%	1.00%	22.98%

	At December 31, 2018			-For the year ended December 31, 2018 -
			Accumulation
IVA Variable Investment	Outstanding	Unit	Unit Value	Investment	Expense	Total
Option	Units	Value	(000’s)	Income Ratio *	Ratio **	Return ***
1290 VT Equity Income
Variable Payouts	794	$20.60	$16	0.97%	0.00%	-11.69%
Non-Tax Qualified	50,866	18.03	917	2.13%	1.00%	-12.57%
Tax Qualified	90,307	18.03	1,628	2.02%	1.00%	-12.57%

	At December 31, 2017			-For the year ended December 31, 2017 -
			Accumulation
IVA Variable Investment	Outstanding	Unit	Unit Value	Investment	Expense	Total
Option	Units	Value	(000’s)	Income Ratio *	Ratio **	Return ***
1290 VT Equity Income
Variable Payouts	2,642	$23.32	$62	2.72%	0.00%	15.84%
Non-Tax Qualified	53,307	20.62	1,099	1.65%	1.00%	14.69%
Tax Qualified	102,206	20.62	2,107	1.55%	1.00%	14.69%

	At December 31, 2016			-For the year ended December 31, 2016 -
			Accumulation
IVA Variable Investment	Outstanding	Unit	Unit Value	Investment	Expense	Total
Option	Units	Value	(000’s)	Income Ratio *	Ratio **	Return ***
1290 VT Equity Income
Variable Payouts	463	$20.13	$9	1.92%	0.00%	12.98%
Non-Tax Qualified	55,113	17.98	991	1.94%	1.00%	11.86%
Tax Qualified	129,356	17.98	2,325	1.79%	1.00%	11.86%

* These amounts represent dividends excluding distributions of capital gains (both long-term and short-term), received by the Variable Investment Option from the Portfolio, divided by the average net assets of the Variable Investment Option. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest.

** These ratios represent the annualized contract expenses of the Variable Investment Option, consisting primarily of mortality and risk expenses, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the respective Portfolio are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.   Total returns for periods of less than one year are not annualized.  The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

8. Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2020, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.